Prospectus Supplement
John Hancock Funds II

Floating Rate Income Fund (the fund)
Supplement dated March 26, 2026 to the current Prospectus, as may be supplemented (the Prospectus)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
The following information supplements and supersedes any information to the contrary relating to the fund contained in the Prospectus.
At its meeting held March 23−26, 2026, the fund’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons” of the fund, as defined under the 1940 Act, as amended, considered and approved a new subadvisory agreement between John Hancock Investment Management LLC, the advisor to the fund, and CQS (US), LLC (“CQS”) with respect to the fund, subject to approval by shareholders of the fund.
If shareholders approve the proposal, CQS will replace BCSF Advisors, LP (Bain Capital Credit) (“Bain”) as the subadvisor for the fund effective September 1, 2026 (the Effective Date).
A meeting of the shareholders of the fund has been scheduled for June 25, 2026, to seek approval of the subadvisor change. Subject to regulatory and shareholder approval, the subadvisor change is scheduled to occur on the Effective Date.
In connection with the changes described above, and contingent upon shareholder approval of the subadvisor change, the Prospectus is hereby amended as of the Effective Date as follows:
1. All references to Bain are deleted and replaced with CQS (US), LLC as the subadvisor with respect to the fund.
2. The information in the “Annual fund operating expenses” table and the “Expense example” table in the “Fund summary” section is amended and restated as follows to reflect the fund’s revised management fee as of the Effective Date:
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R6
Management fee	0.66 [1]	0.66 [1]	0.66 [1]	0.66 [1]
Distribution and service (Rule 12b-1) fees	0.25	1.00	0.00	0.00
Other expenses	0.21 [2]	0.21 [2]	0.21 [2]	0.10 [2]
Acquired fund fees and expenses	0.01 [3]	0.01 [3]	0.01 [3]	0.01 [3]
Total annual fund operating expenses	1.13 [4]	1.88 [4]	0.88 [4]	0.77 [4]
Contractual expense reimbursement	-0.12 [5]	-0.12 [5]	-0.10 [5]	-0.10 [5]
Total annual fund operating expenses after expense reimbursements	1.01	1.76	0.78	0.67
1
“Management fee” has been restated to reflect the contractual management fee schedule effectiveSeptember 1, 2026.
2
“Other expenses” reflect interest expense and/or borrowing costs resulting from the fund’s use of certain investments. Such expense is required to be treated as a fund expense for accounting purposes. Any interest expense and/or borrowing cost amount will vary based on the fund’s use of those investments as an investment strategy. During the fiscal year ending August 31, 2025, the interest expense and/or borrowing costs amounted to 0.03% of the fund's average daily net assets.
3
“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
4
The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
5
The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.63% of average daily net assets of the fund and expenses of Class A, Class C, Class I, and Class R6 shares, as applicable, exceed 0.97%, 1.72%, 0.74%, and 0.63%, respectively, of average daily net assets attributable to the applicable class. For purposes of these agreements, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense, and “expenses of Class A, Class C, Class I, and Class R6 shares” means all “expenses of the fund” attributable to the applicable class plus class-specific expenses. Each agreement expires on December 31, 2027 unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of
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the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund's reimbursement amounted to 0.01% of the fund's average daily net assets. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Shares Sold				Shares Not Sold
Expenses ($)	A	C	I	R6	C
1 year	350	279	80	68	179
3 years	589	579	271	236	579
5 years	845	1,005	478	418	1,005
10 years	1,580	1,995	1,075	945	1,995
3. The “Principal investment strategies” of the “Fund summary” section of the Prospectus are revised and restated in their entirety as follows:
Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating-rate loans, which often include debt securities of domestic and foreign issuers that are rated below investment grade (rated below Baa by a nationally recognized statistical rating organization such as Moody’s Investors Service, Inc. or BBB by S&P Global Ratings), or are of comparable quality, as determined by the manager, and other floating-rate securities. Bonds that are rated at or below BB by S&P Global Ratings or Ba by Moody’s Investors Service, Inc. are considered non-investment grade. The fund’s investment policies are based on credit ratings at the time of purchase.
The fund may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the Secured Overnight Financing Rate (SOFR), or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered to have speculative characteristics. The fund may invest in loans of companies whose financial conditions are troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. The fund may invest in collateralized loan obligations, corporate debt securities, (investment grade and high yield), and cash and cash equivalents. The fund may also acquire, and subsequently hold, warrants and other equity interests.
In purchasing loans, loan participations, and other securities for the fund, the manager may take full advantage of the entire range of maturities and durations and may from time to time adjust the average maturity or duration of the investments held by the fund, depending on its assessment of the relative yields of different maturities and durations and its expectations of future changes in interest rates.
The fund may invest in any number of issuers and may, at times, invest its assets in a small number of issuers. The fund may focus its investments in a particular sector or sectors of the economy. The fund may also invest in loans of any aggregate principal amount, and the average aggregate principal amount of the loans held by the fund will vary from time to time.
The fund may engage in derivatives transactions for hedging, risk management and/or efficient portfolio management purposes. Derivative instruments in which the fund may invest include credit default swap and total return swap agreements, interest rate swaps, foreign currency forward contracts, futures and options. Derivative instruments may magnify the fund’s gains and losses. The fund does not employ the use of leverage.
The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments. Because ESG factors are considered alongside other relevant factors, the manager may determine that an investment is appropriate notwithstanding its relative ESG characteristics.
The fund’s investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses. The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments. The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.

4. The following disclosure is added following the first paragraph under the heading “Past Performance” in the “Fund summary” section:
A note on performance
Prior to September 1, 2026, the fund was managed by a different subadvisor and thus, the performance presented prior to this date should not be attributed to the current subadvisor.
Prior to August 30, 2018 and between August 30, 2018 and September 1, 2026 the fund was managed by different subadvisors pursuant to different investment strategies. The fund’s performance shown below might have differed materially had the current subadvisor managed the fund prior to September 1, 2026.
5. The following replaces in its entirety the information in the “Fund Summary” section of the Prospectus under the heading “Investment management”:
Investment advisor John Hancock Investment Management LLC
Subadvisor CQS (US), LLC
6. The following replaces in its entirety the information in the “Fund Summary” section of the Prospectus under the heading “Portfolio management”:
James Fitzpatrick
Portfolio Manager, Chief Investment Officer, North America, and Head of Global Loans
Managed the fund since 2026
7. The following is added to the subadvisor information in the “Fund Details” section of the Prospectus under the heading “Subadvisor”:
CQS (US), LLC (CQS)
152 West 57th Street
40th Floor
New York, NY 10019
CQS is a registered investment adviser with the SEC under the Advisers Act and is a Delaware limited liability company. The subadvisor is also an indirect principally owned subsidiary of Manulife Financial Corporation. The subadvisor handles the fund’s portfolio management activity, subject to oversight by the Advisor. CQS had approximately $3.7 billion in assets under management as of December 31, 2025. Manulife | CQS Investment Management is the trading name of the subadvisor and CQS (UK) LLP. As of December 31, 2025, Manulife | CQS Investment Management had total assets under management of approximately $20 billion.
The following is a brief biographical profile of the fund’s portfolio manager who is primarily responsible for the day-to-day management of the fund’s portfolio. This manager is employed by CQS (US), LLC. For more details about this individual, including information about his compensation, other accounts he manages, and any investments he may have in the fund, see the SAI.
James Fitzpatrick
●
Portfolio Manager, Chief Investment Officer, North America, and Head of Global Loans
●
Managed the fund since 2026
●
Joined the subadvisor in 2015
8. The management fee table under the heading “Management fee” in the “Who’s who” section of the Fund details” section is revised and restated in its entirety as follows:
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund. The fee schedule that follows became effective September 1, 2026.
Average daily net assets ($)	Annual rate (%)
First 1.1 billion	0.660
Next 1.9 billion	0.610
Next 1.5 billion	0.585
Next 1.5 billion	0.570
Excess over 6 billion	0.550
The foregoing is not a solicitation of any proxy. For important information regarding John Hancock Floating Rate Income Fund or to receive a free copy of the proxy statement, when available, or Prospectus or SAI relating to the proposed shareholder vote, please call the fund’s toll-free telephone number: 800-344-1029. The proxy statement, Prospectus, or SAI contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the proposals to be presented for shareholder approval at the Shareholder Meeting. The proxy statement, Prospectus, or SAI will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement, Prospectus, and SAI carefully before voting or when considering whether to vote for the proposal.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement
John Hancock Funds II (the Trust)
John Hancock Floating Rate Income Fund (the fund)
Supplement dated March 26, 2026 to the current Statement of Additional Information, as may be supplemented (the SAI)
The following information supplements and supersedes any information to the contrary relating to the fund contained in the SAI.
At its meeting held March 23−26, 2026, the fund’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons” of the fund, as defined under the 1940 Act, as amended, considered and approved a new subadvisory agreement between John Hancock Investment Management LLC, the advisor to the fund, and CQS (US), LLC (“CQS”) with respect to the fund, subject to approval by shareholders of the fund.
If shareholders approve the proposal, CQS will replace BCSF Advisors, LP (Bain Capital Credit) (“Bain”) as the subadvisor for the fund effective September 1, 2026 (the Effective Date).
A meeting of the shareholders of the fund has been scheduled for June 25, 2026, to seek approval of the subadvisor change. Subject to regulatory and shareholder approval, the subadvisor change is scheduled to occur on the Effective Date.
In connection with the changes described above, and contingent upon shareholder approval of the subadvisor change, the SAI is hereby amended as of the Effective Date to remove all references to Bain and replace them with CQS as the subadvisor with respect to the fund.
Also as of the Effective Date and contingent upon approval of the subadvisor change, the following information is added to Appendix B of the SAI, which provides additional information about the portfolio manager of the fund’s subadvisor, CQS:
CQS (US), LLC (CQS)
Floating Rate Income Fund
Portfolio Managers and Other Accounts Managed
The following table shows the portfolio manager at the subadvisor who is primarily responsible for the day-to-day management of the stated fund’s portfolio.
Fund	Portfolio Manager
Floating Rate Income Fund	James Fitzpatrick
The following table provides information regarding other accounts for which the portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the fund and similarly managed accounts.
The following table provides information as of December 31, 2025:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
James Fitzpatrick	2	$244.1	10	$3,753.0	0	N/A
Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below.
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	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
James Fitzpatrick	0	$0.00	8	$3,505.1	0	$0.00
Ownership of the Fund and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of December 31, 2025. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of a fund, or by the same portfolio manager that is primarily responsible for the day-to-day management of the fund, as applicable; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. The portfolio manager’s ownership of fund shares is stated in the footnote(s) below the table.
Portfolio Manager	Dollar Range of Shares Owned[1]
James Fitzpatrick	none
1
As of December 31, 2025, James Fitzpatrick beneficially owned none of John Hancock Floating Rate Income Fund.
Potential Conflicts of Interest
Material conflicts of interest exist whenever a portfolio manager simultaneously manages multiple accounts. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the fund, which may have different investment guidelines and objectives. In addition to the fund, these accounts may include accounts of other registered investment companies for which the Subadvisor serves as sub-advisor, private pooled investment vehicles and other accounts. The Subadvisor has adopted aggregation and allocation of investments procedures designed to ensure that all of its clients are treated fairly and equitably over time and to prevent this form of conflict from influencing the allocation of investment opportunities among its clients. As a general matter, the Subadvisor will offer clients the right to participate in all investment opportunities that it determines are appropriate for the client in view of relative amounts of capital available for new investments, each client’s investment program, and the then current portfolios of its clients at the time an allocation decision is made. As a result, in certain situations priority or weighted allocations can be expected to occur in respect of certain accounts, including but not limited to situations where clients have differing: (A) portfolio concentrations with respect to geography, asset class, issuer, sector or rating, (B) investment restrictions, (C) tax or regulatory limitations, (D) leverage limitations or volatility targets, (E) ramp up or ramp down scenarios or (F) counterparty relationships. The Subadvisor maintains conflicts of interest policies and procedures containing provisions designed to prevent potential conflicts related to personal trading, allocation, and fees among other potential conflicts of interest. Such potential conflicts and others are disclosed in Form ADV Part 2A filing.
Compensation
The Subadvisor follows a remuneration strategy that promotes an effective risk management culture, aligning the interests of its clients, the firm, and its staff. All variable remuneration is made on a discretionary basis and incorporates a number of factors, including an individual’s performance, as assessed across a range of metrics, including, where relevant, the performance of any funds that they manage. The Subadvisor’s remuneration framework includes deferral arrangements whereby 40-60% of performance-related pay may be invested in funds managed by the Subadvisor and/or its affiliates and pays out to staff over a three-year period. The extent of the deferred amount is dependent on various factors including the seniority of the individual and overall compensation level. Portfolio managers align with investors by investing in their own strategies. As part of the acquisition by Manulife Investment Management, there are also sizeable long-term incentive plans to bind the portfolio managers to the future success of Manulife | CQS Investment Management.
You should read this supplement in conjunction with the SAI and retain it for your future reference.